UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2007

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Pointe, Suite 525
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

(i) On May 21, 2007, Prospect Medical Holdings, Inc. (the “Company”), a Delaware corporation and its newly formed subsidiary, Prospect Health Administrators, Inc., a California corporation (“Company Merger Subsidiary”) entered into an Agreement and Plan of Reorganization (the “ProMed MSO Merger Agreement”), with ProMed Health Services Company, a California corporation (“ProMed Health Services”) and ProMed Health Services’ subsidiary, ProMed Health Care Administrators, a California corporation (“ProMed HCA”) providing for the merger (“ProMed MSO Merger”) of Company Merger Subsidiary with and into ProMed Health Services, with ProMed Health Services as the surviving corporation and constituting a wholly-owned subsidiary of the Company.

The ProMed MSO Merger, which is currently expected to close on June 1, 2007, is subject to certain customary conditions, including the concurrent closing of the transactions described in (ii) and (iii) of this Item 1.01.

Pursuant to the ProMed MSO Merger Agreement, the Company will pay to the shareholders of ProMed Health Services an aggregate of $22,084,752, subject to adjustment as provided in the ProMed MSO Merger Agreement (such consideration to be paid to the shareholders of ProMed Health Services is referred to herein as the “Merger Consideration”). The Company is required by the terms of the ProMed MSO Merger Agreement to pay a minimum of 83% of the Merger Consideration in cash and the balance of the Merger Consideration by the delivery of shares of the Company’s common stock, valued at the average closing price of the Company’s common stock on the American Stock Exchange for the 30 consecutive trading days prior to May 22, 2007, subject to the Company’s option to decrease the stock portion of the Merger Consideration and increase the cash portion by a like amount.

Each shareholder of ProMed Health Services will receive his or her proportionate share of the cash and stock consideration payable under the ProMed MSO Merger Agreement as Merger Consideration, based on such shareholder’s percentage ownership of ProMed Health Services Company’s outstanding capital stock.

Notwithstanding the above, the aggregate stock portion of the Merger Consideration to be issued at the closing of the ProMed MSO Merger, when combined with the number of shares to be issued in the transactions described in (ii) and (iii) of this Item 1.01, will in no event represent in excess of 19.99% of our voting power outstanding immediately prior to the effective time of the ProMed MSO Merger, or otherwise equal a number of shares of our common stock in excess of 19.99% of the number of shares of our common stock issued and outstanding immediately prior to the effective time of the ProMed MSO Merger.  As a result of the foregoing limitation, we intend to pay a larger percentage of the Merger Consideration in cash than the minimum 83% prescribed by the ProMed MSO Merger Agreement and thus effectuate a like kind decrease in the number of shares of the Company’s stock issued as part of the Merger Consideration below the 17% permitted.

(ii) On May 21, 2007, the Company, Prospect Medical Group, Inc. (“Prospect Medical Group”), a California professional corporation controlled by the Company and Prospect Medical Group’s newly formed subsidiary, Prospect Pomona Medical Group, Inc., a California corporation (“Group Merger Subsidiary”) entered into an Agreement and Plan of Reorganization (the “ProMed Pomona Merger Agreement”), with Pomona Valley Medical Group., dba ProMed Health Medical Group Network of Pomona Valley Inc., a California professional corporation (“ProMed Pomona”)  providing for the merger (the “ProMed Pomona Merger”) of Group Merger Subsidiary with and into ProMed Pomona, with ProMed Pomona as the surviving corporation and constituting a wholly-owned subsidiary of Prospect Medical Group.

The ProMed Pomona Merger, which is currently expected to close on June 1, 2007, is subject to certain customary conditions, including the concurrent closing of the transactions described in (i) and (iii) of this Item 1.01.

Pursuant to the ProMed Pomona Merger Agreement, Group and the Company will pay to the shareholders of ProMed Pomona an aggregate of $21,175,518 (such consideration to be paid to the shareholders of ProMed Pomona is referred to herein as the “Merger Consideration”). Group shall pay a minimum of 83% of the Merger Consideration in cash and the balance of the Merger Consideration by the delivery of shares of the Company’s common stock, valued at the average closing price of the Company’s common stock on the American Stock Exchange for the 30 consecutive trading days prior to May 22, 2007, subject to Group’s option to decrease the stock portion of the Merger Consideration and increase the cash portion by a like amount under the terms of the ProMed Pomona Merger Agreement.

Each shareholder of ProMed Pomona will receive his or her proportionate share of the cash and stock consideration payable under the ProMed Pomona Merger Agreement as Merger Consideration, based on such shareholder’s percentage ownership of ProMed Pomona’s outstanding capital stock.

Notwithstanding the above, the aggregate stock portion of the Merger Consideration to be issued at the closing of the ProMed Pomona Merger, when combined with the number of shares to be issued in the transactions described in (i) and (iii) of this Item 1.01, will in no event represent in excess of 19.99% of our voting power outstanding immediately prior to the effective time of the ProMed Pomona Merger, or otherwise equal a number of shares of our common stock in excess of 19.99% of the number of shares of our common stock issued and outstanding immediately prior to the effective time of the ProMed Pomona Merger.  As a result of the foregoing limitation, we intend to pay a larger percentage of the Merger Consideration in cash than the minimum 83% prescribed by the ProMed Pomona Merger Agreement and thus effectuate a like kind decrease in the number of shares of the Company’s stock issued as part of the Merger Consideration below the 17% permitted.

(iii) Prospect Medical Group has also agreed to purchase all of the issued and outstanding stock (the “Shares”) of Upland Medical Group, a California Professional Medical Corporation dba Upland Medical Group, a California Professional Corporation (ProMed Upland”) pursuant to the Stock Purchase Agreement dated May 21, 2007 (“Stock Purchase Agreement”).

The purchase of the Shares pursuant to the Stock Purchase Agreement (the “Stock Purchase”), which is currently expected to close on June 1, 2007, is subject to certain customary conditions, including the concurrent closing of the transactions described in (i) and (ii) of this Item 1.01.

Pursuant to the Stock Purchase Agreement, Group and the Company will pay to the sole shareholder of ProMed Upland an aggregate of $4,739,730, subject to adjustment as provided in the Stock Purchase Agreement (such consideration to be paid to the sole shareholder of ProMed Upland is referred to herein as the “Purchase Price”). Group shall pay a minimum of 83% of the Purchase Price in cash and the balance of the Purchase Price by the delivery of shares of the Company’s common stock, valued at the average closing price of the Company’s common stock on the American Stock Exchange for the 30 consecutive trading days prior to May 22, 2007, subject to Group’s option to decrease the stock portion of the Merger Consideration and increase the cash portion by a like amount under the terms of the Stock Purchase Agreement

Notwithstanding the above, the aggregate stock portion of the Purchase Price to be issued at the closing of the Stock Purchase, when combined with the number of shares to be issued in the transactions described in (i) and (ii) of this Item 1.01, will in no event represent in excess of 19.99% of our voting power outstanding immediately prior to the effective time of the Stock Purchase, or otherwise equal a number of shares of our common stock in excess of 19.99% of the number of shares of our common stock issued and outstanding immediately prior to the effective time of the Stock Purchase.  As a result of the foregoing limitation, we intend to pay a larger percentage of the Purchase Price in cash than the minimum 83% prescribed by the Stock Purchase Agreement and thus effectuate a like kind decrease in the number of shares of the Company’s stock issued as part of the Purchase Price below the 17% permitted.

 Item 9.01.              Financial Statements and Exhibits

 (d)          Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit No.	Description
99.1	Press Release of Prospect Medical Holdings, Inc. dated May 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Medical Holdings, Inc.

By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer

Dated: May 22, 2007